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                                     EXHIBIT 1.21


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                            TRANSITION SERVICES AGREEMENT


                                     BY AND AMONG



                            -----------------------------


                                         AND


                                 DANA PERFUMES CORP.


                             DATED AS OF DECEMBER 6, 1996




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                                    UNITED KINGDOM
                            TRANSITION SERVICES AGREEMENT

TRANSITION SERVICES AGREEMENT ("Agreement"), dated this 6th day of December, 1996, between _________________________, a corporation organized and existing under the laws of the __________________________, hereafter referred to as "Seller," and Dana Perfumes Corp. ("Dana"), a corporation organized and existing under the laws of Delaware, and its Affiliate(s), hereafter referred to collectively as "Buyer."

WHEREAS, Seller's Affiliate and Buyer have entered into an Asset Sale and Purchase Agreement, dated as of October 29, 1996 (the "Purchase Agreement"), pursuant to which Buyer will acquire the Business (as defined in the Purchase Agreement); and

WHEREAS, in connection with the acquisition, during the term of this Agreement (the "Transition Period"), Seller agrees to act as Buyer's agent and to provide to Buyer certain transition services in the ______, to facilitate the orderly transition of the Business and to allow Buyer to develop the requisite infrastructure to operate the Business on its own following the expiration of this Agreement; and

WHEREAS, Seller agrees to provide, during the Transition Period, the same type, quality and relative level of services which the Seller has provided to the Business during the period preceding Closing, on a cost and expenses (no profit) basis, in accordance with the books and records of Seller and consistent with historical practices; and

WHEREAS, consistent with the foregoing, it is the intention of the parties that the Seller (for and on behalf of the Buyer) will operate the Business on a day-to-day basis during the Transition Period, but will consult with and act on the instructions and at the direction of the Buyer with respect to all Material decisions regarding the Business during the Transition Period.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be bound hereby, agree as follows:

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                                      ARTICLE 1
                                 TRANSITION SERVICES

    1.1  SERVICES:  DAY-TO-DAY OPERATIONS; BUYER'S INSTRUCTIONS

    (a)  LEVEL OF SERVICE

         During the Transition Period, and except as specifically disclaimed in this Agreement, Seller will provide or cause to be provided to the Business, the same type, quality and relative level of services which the Seller has provided to the Business during the period preceding Closing. These services shall include but not be limited to, product supply services, distribution services, sales services, marketing services, administration and credit services, and financial reporting services. It is understood by the parties that the services provided by Seller will be commensurate with the level of effort and resources used in or committed to the Business by Seller prior to Closing. Any increase in this level of service, or changes in Seller's operating procedures that are requested by Buyer that affect other parts of Seller's business, must be agreed to in advance by both parties and Buyer must fully compensate Seller for such increased level of service or changes in operating procedures. Seller will use its reasonable efforts to provide such additional services consistent with the limitations of Section 1.1(a) above.

    (b)  BUSINESS TRANSITION TEAM

         Seller will identify relevant personnel who will be made available to work with comparable personnel of Buyer to facilitate the day-to-day operation and transition of the Business during the Transition Period, including the identification by both parties of a primary point of contact for communications between the parties regarding the Business during the Transition Period.

    (c) AUTHORITY TO OPERATE THE BUSINESS ON A DAY-TO-DAY BASIS: BUYER'S INSTRUCTIONS

         Except as specifically provided herein, Seller shall retain sole discretion in decisions regarding the manner in which the transition services described herein are provided to the Business; provided however, that Seller shall consult with and act only on the instructions and at the direction of the Buyer with respect to all Material decisions regarding the Business during the Transition Period.

         In the event of a conflict between the Buyer and Seller with respect to a decision regarding the Business, and subject to the limitations in Section 1.1(a) above, the Buyer's decision/instructions shall prevail, and the Seller shall be relieved of all liability to the Buyer or any third party with respect to the impact (financial or otherwise) of such decisions on the Business. Seller and Buyer may agree to provide different levels of transition services hereunder in different countries.

1.2 GENERAL DESCRIPTION OF PRODUCT SUPPLY SERVICES

    (a)  LEVEL OF SERVICE

         Seller shall provide or cause to be provided product supply services to the Business during the Transition Period at a level consistent with the practices of the Business in the period preceding Closing, including, but not limited to, the manufacture, packaging, labeling, and temporary warehousing of products of the Business. Subject to
         Section 1.1(c) above, all existing arrangements regarding suppliers, manufacturing processes, inventory and production planning, quality assurance, warehousing and delivery are deemed approved by Buyer and may not be changed without Seller's consent.

    (b)  PRODUCT DEVELOPMENT

         Seller shall not be required to develop any new product initiatives such as brand extensions or special promotional items during the Transition Period. Seller will provide information as appropriate to Buyer to facilitate any such product development efforts that Buyer may undertake during the Transition Period.

    (c)  STANDARDS AND SPECIFICATIONS

         (i) Seller shall take all reasonable steps to ensure that products of the business are produced at the same quality standards during the Transition Period as maintained in the Business in the period preceding Closing.

         (ii) Buyer shall take all reasonable steps to ensure that all labeling and packaging of the products of the Business remain in compliance with all applicable regulatory requirements during the Transition Period. If regulatory requirements change, Buyer shall bear the cost of any changes in the Business required to maintain regulatory compliance. Buyer and Seller shall agree regarding how to make necessary product or packaging changes to maintain regulatory compliance. Buyer shall have sole decision-making authority over design and aesthetics of such packaging and labeling.

1.3 GENERAL DESCRIPTION OF DISTRIBUTION SERVICES

    Seller shall provide distribution services to the Business during the Transition Period in the same manner as in the period preceding Closing, including but not limited to the receipt and processing of customer orders, the packaging and shipment of product, and the billing of customers.

1.4 GENERAL DESCRIPTION OF SALES SERVICES

    (a)  LEVEL OF SERVICE

         Seller shall provide sales services to the Business during the Transition Period in the same manner as in the period preceding Closing, including but not limited to the taking of customer orders, routine visits to accounts, development of merchandising programs and retail merchandising executions.

    (b)  NOTIFICATION AND REFERRAL OF CUSTOMERS

         Buyer and Seller shall jointly notify customers that Seller, acting as Buyer's agent, shall continue to operate the Business during the Transition Period for and on behalf of Buyer until Buyer assumes full responsibility for operation of the Business following the end of the Transition Period. Subject to Section 1.1(c) above, during the Transition Period Seller will act as the sole point of contact for all customer contacts, except as otherwise agreed by Buyer and Seller.

    (c)  CUSTOMER SUPPORT OF THE BUSINESS

         Seller shall use its reasonable efforts to secure customer support for the Business during the Transition Period consistent with the normal course of business and overall trends in the Business. Seller shall not be responsible for any adverse changes in the performance of the Business during the Transition Period that are not attributable to negligence on the part of Seller.

    (d)  AGREEMENTS WITH CUSTOMERS

         During the Transition Period, Buyer shall maintain in their current form all BDF agreements and other Agreements with customers.

    (e)  TRADE PRICING

         Subject to Section 1.1(c) above, Seller shall have sole discretion over trade terms, to ensure that the Business is operated consistently with Seller's other businesses. Subject to the limitations in Section 1.1(a) above, and in this paragraph 1.4(e), Seller will implement all pricing changes when and as requested by Buyer.

1.5 GENERAL DESCRIPTION OF MARKETING SERVICES

(a) FISCAL YEAR 1996/1997 MARKETING PROGRAM

    Seller shall implement the balance of the Fiscal Year 1996/1997 marketing program for the Business (as in effect as of the Closing). Buyer shall be responsible for all commitments made under this marketing program in effect as of the Closing. Seller shall incorporate Buyer's requested changes to the design and development of this marketing program, however the scope and content of the program, including Buyer's requested changes, must be commensurate with the resources traditionally allocated by Seller to such programs.

    (b)  FISCAL YEAR 1997/1998 MARKETING PROGRAM

    Seller and Buyer jointly shall develop a Fiscal Year 1997/1998 marketing program consistent with the 1996/1997 Marketing Program and with overall trends in the Business, to include the securing and making of commitments to support the Fiscal Year 1997/1998 marketing program that would normally occur before expiration of the Transition Period. The 1997/1998 Marketing Program shall include a Holiday 1997 gift set merchandising program consistent with historical practices of the Business. Seller shall incorporate Buyer's requested changes to the design and development of this marketing program; however the scope and content of the program, including Buyer's changes, must be commensurate with the resources traditionally allocated by Seller to such programs and the 1996/1997 Marketing Program.

(c) MEDIA AND SUPPORT

    Consistent with existing media support plans, Seller shall not be obligated to provide any television, print, or other media support for the Business. Buyer shall be responsible for the development of, and commitment to, any media support plans for the Business during the Transition Period. Seller shall facilitate contact between its current advertising agency and Buyer. If any media rights are up for renewal during the Transition Period, the Seller, after consultation with the Buyer, must agree to handle the negotiations.

    (d)  ADVERTISING DEVELOPMENT

    Seller shall not be obligated to develop any new advertising for the Business during the Transition Period. During the Transition Period, Seller shall provide Buyer with access to all of Seller's advertising files exclusively relating to the Business to facilitate any advertising development efforts that Buyer may undertake.

1.6 GENERAL DESCRIPTION OF FINANCIAL REPORTING SERVICES

    (a) Seller shall provide preliminary, by brand volume information for each month to the Buyer within four business days of the close of such calendar month. Final financial information shall be provided to Buyer within fifteen
(15) working business days immediately following the close of each calendar month. Final financial information will include similar information as set forth in Annex A of this agreement but will also include Gross Sales and Cost of Goods Sold by product sold. All preliminary financial information shall be in such form as agreed to by Buyer and Seller, and shall be consistent with Seller's normal reporting and record keeping practices.

    (b) Seller shall make all reasonable efforts to provide final financial information as outlined in Section 1.6, including supporting documentation as available from Seller's normal preparation of books and records, in a manner that will facilitate Buyer's preparation of required local financial statements. Buyer recognizes that should final financial information be different from the final invoice for payment for services, as governed by Section 2.1 of this agreement, the final invoice for payment of services shall form the basis for financial data for financial statement preparation purposes for both Buyer and Seller.

    (c) Seller and Buyer shall agree on the additional reports and records needed by Buyer to reasonably understand and take over operations of the business. Upon such agreement, Buyer and Seller will include a listing of such reports in Annex B, which will then form a part of this agreement. Seller shall provide such reports on timing agreed between Buyer and Seller. Seller's effort to provide such reports will be consistent with the same type, quality and level of reporting provided prior to closing.

1.7 GENERAL DESCRIPTION OF ADMINISTRATION AND CREDIT SERVICES

    Seller shall provide administration and credit services to the Business during the Transition Period in the same manner as in the period preceding Closing, including but not limited to the managerial, financial and reporting services necessary to operate the Business and to maintain records of the Business.

                                      ARTICLE 2

                                 PAYMENT FOR SERVICES

2.1 BASE PAYMENT FORMULA

    Buyer will incur the appropriate costs for the services delivered by Seller. "Cost of Services" shall mean actual costs and expenses, including internal allocations, made to the Business in an amount consistent with the Seller's accounting practices, as reflected in the books and records of Seller. To effect this arrangement, Seller shall remit to Buyer, on a monthly basis and in local currency, that amount specified by the payment formula contained in Annex A of this Agreement, which is incorporated into this Agreement by reference, said remittance due forty-five days after the midpoint of each month. If in any month the Cost of Services exceeds the Net sales, then Buyer shall remit to Seller within forty-five (45) days, the amount specified by the Payment Formula contained in Annex A. Seller will provide a monthly invoice to Buyer for the Cost of Services provided under this Agreement. Buyer will provide a monthly invoice to Seller for the sales made on Buyer's behalf under this Agreement. Buyer and Seller agree to pay all VAT that has been properly charged on production of a valid VAT invoice.

2.2 INITIAL INVENTORY

    Cost of Services shall not include costs for the Inventories transferred to Buyer at Closing in accordance with Section 1.1(e) of the Purchase Agreement. After the sterling value of those initial Inventories has been exhausted in product supply services provided by Seller, the cost of producing product for the Business will be included in the Cost of Services.

2.3 TERMINATION ADJUSTMENT

    On March 31, 1997, or as soon as practicable thereafter, and again upon termination of this Agreement, an adjustment will be made to reflect any difference between the actual Cost of Services for those services provided by Seller to Buyer and that amount actually charged to Buyer by Seller. If the amount charged to Buyer is greater than the actual Cost of Services, Seller will remit the difference to Buyer plus VAT. If the amount charged is less than the actual Cost of Services, then Buyer will remit the difference to Seller plus VAT. Such remittances will be paid within 30 days.

2.4 COMPENSATION FOR SERVICES BEYOND THE BASIC AGREEMENT

    If Buyer desires to acquire services from Seller in addition to those services provided for herein or beyond the level of services provided for in
Section 1.1(a) above, Buyer shall
first obtain Seller's consent to provide such additional services and the parties shall use their reasonable best efforts to negotiate the compensation to be paid to Seller for such services. Compensation for such services will be billed to Buyer, as provided, on a monthly basis together with VAT thereon.

2.5 PAYMENT FOR INVENTORY AT TERMINATION

    Upon termination of the Transition Period, Buyer shall purchase from Seller, at Seller's established inventory value, all remaining inventory (which Buyer has not previously paid for), of whatever type and description, including inventory in the possession of suppliers. Seller will report the inventory amount to Buyer within 45 days after termination of this Agreement. Buyer will pay to Seller the appropriate amount within 30 days thereafter, together with any VAT thereon upon presentation of a valid VAT invoice. Buyer is responsible for the prompt pick up and shipment, at Buyer's expense, of this remaining inventory.

2.6 REWORKED PRODUCT

    Buyer shall receive a credit for amounts due to Seller hereunder for returned product that is reworked and returned to inventory.

2.7 RETURNS

    Seller shall accept returns for the Buyer's account consistent with the Return Policy set forth in Schedule 1.3(f) of the Purchase Agreement.

                                      ARTICLE 3

                               MISCELLANEOUS PROVISIONS

3.1 TERM:  TERMINATION

    (a) The term of this Agreement will commence on the Closing Date and shall continue in full force and effect until June 30, 1997, unless terminated prior to that date as provided for herein.

    (b) Buyer may terminate this Agreement prior to June 30, 1997, at the end of any calendar month, upon 30 days written notice of its intent to terminate to Seller.

    (c) In addition to any other rights or remedies Buyer or Seller may have at law or in equity, and provided that the default is not cured within thirty
(30) days of the written notice, either party may terminate this Agreement by giving thirty (30) days written notice of its intent to terminate upon the occurrence of either or both of the following defaults:

         (i) a Material breach by the other party of any of its obligations hereunder; or

         (ii) the filing by or against said party of a petition in bankruptcy, or any appointment of a receiver for such party or any substantial part of its assets, or any assignment for the benefit of that party's creditors.

In the event the alleged default is cured within thirty (30) days, this Agreement shall remain in full force and effect. In the case of a Material default by either party, the other party shall have the right to seek specific performance under this Agreement anytime after the default occurs.

    (d) Termination of this Agreement shall have no effect on any other agreement between Buyer and Seller, unless mutually agreed in writing between the parties

3.2 CORPORATION AND INCOME TAXES

    Buyer will be responsible for paying all taxes on the services to be performed hereunder, except Seller's corporate and income tax. Buyer will register with U.K. Taxing Authority and will file all required tax returns and reports, and pay all taxes due arising out of their business in the U.K. Seller will provide relevant information to Buyer to enable Buyer to file the required returns and reports.

3.3 DISPUTE RESOLUTION

    Seller shall designate a representative at or above the level of Associate Director and Buyer shall designate a representative at the level of Vice President, each of whom, before resorting to the arbitration provisions in
Section 8.5 of the Purchase Agreement, shall make good faith efforts to resolve any dispute, controversy or claim arising out of or related to this Agreement or any breach thereof.

3.4 FORCE MAJEURE

    Neither party shall be liable to the other for failure to perform any part of this Agreement if such failure results from an act of God, war conditions, revolt, revolution, sabotage, government, state or municipal regulations or actions, embargo, fire, strike, or other labor trouble or any cause beyond Buyer's or Seller's control. Upon the occurrence of any such event which results in, or will result in, delay or failure to perform according to the terms of this Agreement or any extension thereof, the party whose performance is delayed or prevented shall immediately give notice to the other party of such occurrence and the effect and/or anticipated effect of such occurrence on the performance of such party. The party whose performance is so affected shall use reasonable best efforts to minimize disruptions in its performance and, subject to the provisions in this Section, to resume full performance of its obligations under this Agreement as soon as possible, and Seller shall allocate Products to Buyer on a pro rata basis to that which is allocated to Seller's other product lines during any force majeure period.

3.5  AMENDMENT AND MODIFICATION

     This Agreement may be amended, modified, or supplemented only by the written agreement of the parties hereto.

3.6  WAIVER OF COMPLIANCE

     Except as otherwise provided in this Agreement, any failure of either of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefit thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be waiver of any other or subsequent breach

3.7  ENTIRE AGREEMENT

     This Agreement, including the Exhibits and Schedules attached hereto and any documents referred to herein, shall constitute the entire Agreement between the parties hereto with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, and writings with respect to such subject matter.

3.8  CAPTIONS

     The captions appearing in this Agreement are inserted only as a matter of convenience and as a reference and in no way define, limit or describe the scope or intent of this Agreement or any of the provisions hereof.

3.9  COUNTERPARTS:  FACSIMILE SIGNATURE PAGES

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one agreement. Each party hereto agrees to be bound by its own facsimile signature and to accept and be bound by the facsimile signature of the other party hereto.

3.10 SUCCESSORS AND ASSIGNS
     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Neither party may assign this Agreement, or any of its rights and liabilities hereunder without the prior written consent of the other party hereto, provided that this Agreement may be assigned in whole or in part by either party to an affiliate or subsidiary.

3.11 NOTICES

     All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to be properly given: (a) when personally delivered to the party entitled to receive the notice; (b) upon confirmation of receipt of a facsimile message confirmed by first-class mail, postage prepaid;
(c) upon receipt of a package delivered by overnight courier; or (d) when sent by certified or registered mail, postage prepaid, properly addressed to the party entitled to receive such notice at the address for such party set forth in
Section 10.5 of the Purchase Agreement.

3.12 NO RIGHT OF SET-OFF

     Notwithstanding any other provisions of this Agreement, all payments to be made by either party under this Agreement, except as provided in Annex A, shall be made free of any set-off and shall be timely remitted to the party to receive payment under such provisions.

3.13 SEVERABILITY

     The illegality or partial illegality of this Agreement or any provision hereof shall not affect the validity of the remainder of this Agreement or any provision hereof, and the illegality or partial illegality of this Agreement shall not affect the validity of this Agreement in this or any other country.

3.14 CAPITALIZED TERMS

     Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Purchase Agreement.

3.15 RECOVERY OF ATTORNEY'S FEES

     In the event of a dispute, controversy or claim asserted by either party against the other party hereto, regardless of the forum in which such dispute such dispute, controversy or claim is resolved, the court or arbitrator, as the case may be, shall award attorneys' fees and costs to the prevailing party.

3.16 GOVERNING LAW

    This Agreement shall be governed by and construed in accordance with the laws of the __________________________.

     IN WITNESS WHEREOF, EACH OF THE PARTIES HERETO HAS CAUSED THIS AGREEMENT TO BE SIGNED BY THEIR RESPECTIVE DULY AUTHORIZED OFFICERS AS OF THE DATE FIRST ABOVE WRITTEN.

                                       DANA PERFUMES CORP.
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By:                                    By:
   -------------------------------         ---------------------------------

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Name Printed:                          Name Printed:
             ---------------------                    ----------------------

Title:                                 Title:
       ---------------------------           -------------------------------

                                       ANNEX A

                                 BASE PAYMENT FORMULA



             GROSS SALES (Including Value Added Tax)

less         Cash, quantity, service and other allowances & discounts (1)

less         Value Added Tax included in Gross Sales

less         Accrual for bad debts (2)

less         Actual returns

=subtotal NET SALES


COST OF SERVICES

less         Cost of goods sold and cost of warehousing, delivery & freight (3)*

less         Administrative and marketing expenses specific to the Business (4)*

=total       NET PAYMENT BETWEEN SELLER AND BUYER


             * to be invoiced to Buyer, including appropriate Value Added Tax per local regulation





FOOTNOTES:

(1) Actual allowances/discounts paid per local policy and practice

(2) Normal (as accrued during 6-month period prior to closing) accrual for uncollectible receivables/bad debts/inappropriate deductions. If actual uncollectible receivables/bad debt experience exceeds accrued amount, Buyer to reimburse Seller for difference.

(3) Fully loaded variable and overhead costs incurred to make, store & ship product to customers, including Value Added Tax.

(4) To be documented locally in each geography served by a Transition Service Agreement.